JPMorgan Strategic Income Opportunities Fund
Schedule of Portfolio Investments as of May 31, 2023
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2023.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 22.2%
Aerospace & Defense — 0.0% ^
Wesco Aircraft Holdings, Inc.
9.00%, 11/15/2026 (a)	1,327	119
13.13%, 11/15/2027 (a)	530	32
		151
Automobile Components — 0.2%
Clarios Global LP
6.75%, 5/15/2025 (a)	451	452
6.25%, 5/15/2026 (a)	928	918
Cooper-Standard Automotive, Inc.
4.50% (PIK), 3/31/2027 (a) (b)	9,708	9,606
10.63% (PIK), 5/15/2027 (a) (b)	5,662	2,990
		13,966
Automobiles — 0.5%
BMW US Capital LLC (Germany)
(SOFRINDX + 0.53%), 5.63%, 4/1/2024 (a) (c)	17,119	17,150
(SOFRINDX + 0.38%), 5.45%, 8/12/2024 (a) (c)	17,839	17,836
Mercedes-Benz Finance North America LLC (Germany) (SOFR + 0.93%), 6.02%, 3/30/2025 (a) (c)	8,800	8,831
		43,817
Banks — 9.5%
ANZ New Zealand Int'l Ltd. (New Zealand) (SOFR + 0.60%), 5.67%, 2/18/2025 (a) (c)	11,720	11,675
ASB Bank Ltd. (New Zealand) (ICE LIBOR USD 3 Month + 0.97%), 6.11%, 6/14/2023 (a) (c)	1,120	1,120
Banco Santander SA (Spain)
(EUR Swap Annual 5 Year + 5.00%), 5.25%, 9/29/2023 (c) (d) (e) (f) (g)	1,800	1,830
(EUR Swap Annual 5 Year + 3.76%), 3.63%, 3/21/2029 (c) (d) (e) (f) (g)	7,000	4,920
Bank of America Corp. (SOFR + 0.69%), 5.78%, 4/22/2025 (c)	52,339	52,012
Bank of Montreal (Canada)
(SOFRINDX + 0.71%), 5.83%, 3/8/2024 (c)	8,940	8,946
(SOFRINDX + 0.32%), 5.42%, 7/9/2024 (c)	21,080	20,998
(SOFRINDX + 0.71%), 5.82%, 12/12/2024 (c)	26,370	26,324
(SOFRINDX + 1.33%), 6.41%, 6/5/2026 (c)	17,500	17,583
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.26%), 5.37%, 9/15/2023 (c)	8,650	8,644
(SOFRINDX + 0.96%), 6.07%, 3/11/2024 (c)	4,322	4,334
(SOFRINDX + 0.45%), 5.54%, 4/15/2024 (c)	21,845	21,807
(SOFR + 0.38%), 5.46%, 7/31/2024 (c)	26,565	26,483
(SOFRINDX + 0.90%), 5.99%, 4/11/2025 (c)	25,164	25,231
(SOFRINDX + 0.55%), 5.67%, 3/2/2026 (c)	4,642	4,589
Barclays plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.67%), 8.00%, 6/15/2024 (c) (d) (e) (f)	1,200	1,127
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.41%), 4.38%, 3/15/2028 (c) (d) (e) (f)	19,780	13,077
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 0.34%), 5.45%, 6/22/2023 (c)	29,750	29,753
(SOFR + 0.94%), 6.04%, 4/7/2025 (c)	17,830	17,856
Citigroup, Inc.
(SOFR + 0.67%), 5.75%, 5/1/2025 (c)	17,144	17,098
(SOFR + 0.69%), 5.78%, 1/25/2026 (c)	1,931	1,912

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Commonwealth Bank of Australia (Australia)
(SOFR + 0.63%), 5.69%, 1/10/2025 (a) (c)	17,570	17,547
(SOFR + 0.74%), 5.85%, 3/14/2025 (a) (c)	1,675	1,680
(SOFR + 0.75%), 5.86%, 3/13/2026 (a) (c)	26,450	26,395
Cooperatieve Rabobank UA (Netherlands) (SOFRINDX + 0.30%), 5.39%, 1/12/2024 (c)	3,043	3,041
DNB Bank ASA (Norway) (SOFRINDX + 0.83%), 5.93%, 3/28/2025 (a) (c)	13,230	13,168
ING Groep NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 3.88%, 5/16/2027 (c) (d) (e) (f)	6,150	4,290
Series NC10, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 4.25%, 5/16/2031 (c) (d) (e) (f)	13,850	8,865
KeyBank NA
(SOFRINDX + 0.34%), 5.40%, 1/3/2024 (c)	2,290	2,239
(SOFRINDX + 0.34%), 5.44%, 1/3/2024 (c)	14,675	14,367
(SOFRINDX + 0.32%), 5.43%, 6/14/2024 (c)	12,750	12,315
Mitsubishi UFJ Financial Group, Inc. (Japan)
(ICE LIBOR USD 3 Month + 0.86%), 6.13%, 7/26/2023 (c)	20,107	20,120
(SOFR + 0.94%), 6.00%, 2/20/2026 (c)	44,000	43,876
(SOFR + 1.44%), 6.52%, 4/17/2026 (c)	17,520	17,626
National Bank of Canada (Canada) (SOFR + 0.49%), 5.57%, 8/6/2024 (c)	1,400	1,394
NatWest Markets plc (United Kingdom) (SOFR + 0.53%), 5.60%, 8/12/2024 (a) (c)	8,500	8,449
Nordea Bank Abp (Finland) (ICE LIBOR USD 3 Month + 0.94%), 6.40%, 8/30/2023 (a) (c)	8,051	8,058
Royal Bank of Canada (Canada)
(SOFRINDX + 0.36%), 5.44%, 7/29/2024 (c)	56,509	56,341
(SOFRINDX + 0.44%), 5.53%, 1/21/2025 (c)	5,562	5,524
(SOFRINDX + 0.84%), 5.93%, 4/14/2025 (c)	1,350	1,350
(SOFRINDX + 1.08%), 6.17%, 1/12/2026 (c)	22,000	22,016
(SOFRINDX + 0.53%), 5.61%, 1/20/2026 (c)	17,570	17,332
(SOFRINDX + 0.57%), 5.65%, 4/27/2026 (c)	1,560	1,540
Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.79%), 1.09%, 3/15/2025 (c)	17,530	16,737
Societe Generale SA (France) (USD Swap Semi 5 Year + 3.93%), 6.75%, 4/6/2028 (a) (c) (d) (e) (f)	5,200	4,076
Sumitomo Mitsui Financial Group, Inc. (Japan)
(ICE LIBOR USD 3 Month + 0.86%), 6.13%, 7/19/2023 (c)	3,871	3,872
(SOFR + 1.43%), 6.51%, 1/13/2026 (c)	26,350	26,600
Sumitomo Mitsui Trust Bank Ltd. (Japan) (SOFR + 1.12%), 6.23%, 3/9/2026 (a) (c)	17,650	17,704
Toronto-Dominion Bank (The) (Canada)
(SOFR + 0.22%), 5.34%, 6/2/2023 (c)	11,424	11,424
(SOFR + 0.45%), 5.55%, 9/28/2023 (c)	450	450
(SOFR + 0.36%), 5.47%, 3/4/2024 (c)	34,000	33,926
(SOFR + 0.35%), 5.47%, 9/10/2024 (c)	16,975	16,912
(SOFR + 0.41%), 5.51%, 1/10/2025 (c)	27,573	27,451
(SOFR + 1.02%), 6.14%, 6/6/2025 (c)	4,584	4,590
Truist Bank (SOFR + 0.20%), 5.29%, 1/17/2024 (c)	12,775	12,621
Truist Financial Corp. (SOFR + 0.40%), 5.52%, 6/9/2025 (c)	24,125	23,260
		824,475
Beverages — 0.3%
PepsiCo, Inc. (SOFRINDX + 0.40%), 5.47%, 2/13/2026 (c)	22,000	22,112

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Broadline Retail — 0.0% ^
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	2,815	1,619
Capital Markets — 4.0%
Charles Schwab Corp. (The) (SOFRINDX + 0.50%), 5.61%, 3/18/2024 (c)	61,210	60,594
Credit Suisse AG (Switzerland)
(SOFRINDX + 0.38%), 5.46%, 8/9/2023 (c)	26,850	26,705
(SOFRINDX + 0.39%), 5.47%, 2/2/2024 (c)	31,600	30,978
Deutsche Bank AG (Germany)
Series 2020, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.52%), 6.00%, 10/30/2025 (c) (d) (e) (f)	3,400	2,605
(EUR Swap Annual 5 Year + 4.55%), 4.50%, 11/30/2026 (c) (d) (e) (f) (g)	3,400	2,484
(EUR Swap Annual 5 Year + 4.75%), 4.62%, 10/30/2027 (c) (d) (e) (f) (g)	14,000	10,035
Goldman Sachs Group, Inc. (The)
(SOFR + 1.39%), 6.50%, 3/15/2024 (c)	20,661	20,773
(SOFR + 0.50%), 5.62%, 9/10/2024 (c)	31,913	31,785
(SOFR + 0.49%), 5.58%, 10/21/2024 (c)	5,500	5,458
(SOFR + 0.70%), 5.79%, 1/24/2025 (c)	5,826	5,806
Macquarie Group Ltd. (Australia) (SOFR + 0.71%), 5.80%, 10/14/2025 (a) (c)	10,829	10,717
Morgan Stanley
(SOFR + 0.46%), 5.54%, 1/25/2024 (c)	20,340	20,321
(SOFR + 0.63%), 5.71%, 1/24/2025 (c)	10,121	10,074
(SOFR + 1.17%), 6.26%, 4/17/2025 (c)	813	815
(SOFR + 0.95%), 6.02%, 2/18/2026 (c)	14,201	14,182
UBS AG (Switzerland)
(SOFR + 0.32%), 5.44%, 6/1/2023 (a) (c)	21,250	21,250
(SOFR + 0.36%), 5.44%, 2/9/2024 (a) (c)	12,200	12,172
(SOFR + 0.45%), 5.53%, 8/9/2024 (a) (c)	52,800	52,540
UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.31%), 4.38%, 2/10/2031 (a) (c) (d) (e) (f)	12,100	8,259
		347,553
Chemicals — 0.0% ^
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	500	394
Venator Finance Sarl 9.50%, 7/1/2025 (a)	770	539
		933
Consumer Finance — 2.1%
American Express Co.
(ICE LIBOR USD 3 Month + 0.75%), 6.05%, 8/3/2023 (c)	950	951
(SOFRINDX + 0.23%), 5.31%, 11/3/2023 (c)	22,572	22,556
(SOFRINDX + 0.72%), 5.80%, 5/3/2024 (c)	4,430	4,422
(SOFR + 0.93%), 6.05%, 3/4/2025 (c)	11,296	11,326
(SOFR + 0.76%), 5.83%, 2/13/2026 (c)	17,620	17,580
American Honda Finance Corp.
(ICE LIBOR USD 3 Month + 0.42%), 5.43%, 9/8/2023 (c)	620	620
(SOFR + 0.92%), 6.01%, 1/12/2026 (c)	22,000	21,841
Capital One Financial Corp. (SOFR + 0.69%), 5.81%, 12/6/2024 (c)	34,411	33,648
Caterpillar Financial Services Corp. (SOFR + 0.17%), 5.27%, 1/10/2024 (c)	920	919
John Deere Capital Corp.
(ICE LIBOR USD 3 Month + 0.55%), 5.53%, 6/7/2023 (c)	2,100	2,100

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — continued
(SOFR + 0.12%), 5.21%, 7/10/2023 (c)	260	260
(SOFR + 0.57%), 5.68%, 3/3/2026 (c)	22,080	21,953
Toyota Motor Credit Corp.
Series B, (SOFR + 0.29%), 5.40%, 9/13/2024 (c)	9,000	8,957
(SOFR + 0.56%), 5.66%, 1/10/2025 (c)	17,600	17,570
(SOFRINDX + 0.89%), 5.96%, 5/18/2026 (c)	17,500	17,593
		182,296
Consumer Staples Distribution & Retail — 0.0% ^
Rite Aid Corp.
7.50%, 7/1/2025 (a)	489	333
8.00%, 11/15/2026 (a)	1,185	621
		954
Diversified Telecommunication Services — 1.0%
Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (a)	1,070	639
AT&T, Inc. (SOFRINDX + 0.64%), 5.74%, 3/25/2024 (c)	47,070	47,070
CCO Holdings LLC 5.00%, 2/1/2028 (a)	130	118
ESC Co., Escrow
5.50%, 8/1/2023 ‡ (h)	8,719	1
8.50%, 10/15/2024 ‡ (h)	1,228	—
9.75%, 7/15/2025 ‡ (h)	3,770	—
Frontier Communications Holdings LLC 5.88%, 11/1/2029	485	340
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	9,260	8,518
Verizon Communications, Inc. (SOFRINDX + 0.50%), 5.61%, 3/22/2024 (c)	33,044	33,018
		89,704
Electric Utilities — 1.2%
American Electric Power Co., Inc. Series A, (ICE LIBOR USD 3 Month + 0.48%), 5.78%, 11/1/2023 (c)	22,880	22,864
Duke Energy Corp. (SOFR + 0.25%), 5.36%, 6/10/2023 (c)	43,905	43,902
Eversource Energy Series T, (SOFRINDX + 0.25%), 5.32%, 8/15/2023 (c)	23,350	23,332
NextEra Energy Capital Holdings, Inc. (SOFRINDX + 0.40%), 5.48%, 11/3/2023 (c)	10,438	10,434
		100,532
Energy Equipment & Services — 0.0% ^
Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	385	351
Telford Offshore Ltd. (United Arab Emirates) 12.00% (PIK), 12/31/2164 (b)	6,142	3
		354
Food Products — 0.1%
General Mills, Inc. (ICE LIBOR USD 3 Month + 1.01%), 6.27%, 10/17/2023 (c)	8,218	8,241
Ground Transportation — 0.0% ^
Hertz Corp. (The), Escrow
5.50%, 10/15/2024	4,923	123
6.00%, 1/15/2028	1,345	94
Hertz Corp., Escrow 7.13%, 8/1/2026	1,035	73
		290

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — 0.0% ^
Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	5,940	30
HCA, Inc. 5.38%, 2/1/2025	4,590	4,558
		4,588
Hotels, Restaurants & Leisure — 0.4%
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	262	264
Starbucks Corp. (SOFRINDX + 0.42%), 5.49%, 2/14/2024 (c)	32,574	32,575
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	432	433
		33,272
Household Products — 0.0% ^
Spectrum Brands, Inc. 5.75%, 7/15/2025	284	282
Insurance — 1.5%
Athene Global Funding
(SOFRINDX + 0.70%), 5.76%, 5/24/2024 (a) (c)	25,700	25,404
(SOFRINDX + 0.56%), 5.63%, 8/19/2024 (a) (c)	25,500	25,069
Metropolitan Life Global Funding I
(SOFR + 0.32%), 5.42%, 1/7/2024 (a) (c)	13,525	13,493
(SOFR + 0.30%), 5.40%, 9/27/2024 (a) (c)	2,920	2,911
New York Life Global Funding
(SOFRINDX + 0.36%), 5.45%, 10/21/2023 (a) (c)	733	733
(SOFR + 0.31%), 5.40%, 4/26/2024 (a) (c)	1,865	1,863
Northwestern Mutual Global Funding (SOFR + 0.33%), 5.43%, 3/25/2024 (a) (c)	190	189
Principal Life Global Funding II
(SOFR + 0.45%), 5.54%, 4/12/2024 (a) (c)	9,005	9,009
(SOFR + 0.38%), 5.45%, 8/23/2024 (a) (c)	27,859	27,774
Protective Life Global Funding (SOFR + 1.05%), 6.16%, 12/11/2024 (a) (c)	26,400	26,441
		132,886
Media — 0.1%
Clear Channel Outdoor Holdings, Inc. 5.13%, 8/15/2027 (a)	2,980	2,627
DISH DBS Corp. 5.88%, 11/15/2024	3,283	2,812
Sirius XM Radio, Inc. 5.50%, 7/1/2029 (a)	1,485	1,296
		6,735
Multi-Utilities — 0.8%
Dominion Energy, Inc. Series D, (ICE LIBOR USD 3 Month + 0.53%), 5.40%, 9/15/2023 (c)	73,163	73,140
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp., Escrow 5.50%, 9/15/2026 (h)	5,690	99
Enbridge, Inc. (Canada) (SOFRINDX + 0.63%), 5.70%, 2/16/2024 (c)	2,452	2,448
Gulfport Energy Corp.
8.00%, 5/17/2026	37	37
8.00%, 5/17/2026 (a)	834	832
Gulfport Energy Operating Corp., Escrow
6.00%, 10/15/2024	1,510	1
6.38%, 5/15/2025	310	—

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
6.38%, 1/15/2026	1,020	1
TransCanada PipeLines Ltd. (Canada) (SOFRINDX + 1.52%), 6.64%, 3/9/2026 (c)	22,050	22,087
		25,505
Personal Care Products — 0.0% ^
High Ridge Partners, Escrow 8.88%, 3/15/2025 ‡	3,888	—
Pharmaceuticals — 0.2%
Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	2,805	2,314
Bausch Health Cos., Inc. 9.00%, 12/15/2025 (a)	2,035	1,732
Mallinckrodt International Finance SA 10.00%, 6/15/2029 (a)	2,021	721
Pfizer, Inc. (ICE LIBOR USD 3 Month + 0.33%), 5.20%, 9/15/2023 (c)	11,495	11,496
		16,263
Specialty Retail — 0.0% ^
Staples, Inc. 7.50%, 4/15/2026 (a)	4,018	3,303
Total Corporate Bonds (Cost $1,959,901)		1,932,971
Mortgage-Backed Securities — 9.1%
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 6.00%, 6/25/2053 (i) (Cost $791,560)	779,004	788,133
Asset-Backed Securities — 3.3%
ACE Securities Corp. Home Equity Loan Trust
Series 2006-CW1, Class A2D, 5.66%, 7/25/2036 (j)	8,429	6,721
Series 2007-WM2, Class A2B, 5.32%, 2/25/2037 (j)	5,097	2,194
Series 2007-WM2, Class A2C, 5.42%, 2/25/2037 (j)	4,742	2,041
Series 2007-WM2, Class A2D, 5.51%, 2/25/2037 (j)	4,999	2,151
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2003-7, Class M1, 5.06%, 8/25/2033 (j)	56	56
Series 2005-R3, Class M8, 7.27%, 5/25/2035 (j)	6,973	5,478
Bear Stearns Asset-Backed Securities Trust Series 2004-SD1, Class M2, 5.82%, 12/25/2042 (k)	784	679
BNC Mortgage Loan Trust Series 2006-1, Class A4, 3.78%, 10/25/2036 (j)	26,141	16,328
Carrington Mortgage Loan Trust
Series 2006-NC1, Class M2, 5.77%, 1/25/2036 (j)	18,441	14,744
Series 2006-NC5, Class A3, 5.29%, 1/25/2037 (j)	14,038	12,055
Centex Home Equity Loan Trust Series 2005-A, Class M2, 5.89%, 1/25/2035 (j)	2,652	2,564
Credit-Based Asset Servicing and Securitization LLC Series 2006-CB8, Class A1, 5.42%, 10/25/2036 (j)	6,561	5,594
CWABS Asset-Backed Certificates Trust
Series 2007-2, Class 2A3, 5.28%, 8/25/2037 (j)	976	960
Series 2006-11, Class 3AV2, 5.30%, 9/25/2046 (j)	445	443
CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 5.96%, 3/25/2034 (j)	324	319
FBR Securitization Trust Series 2005-2, Class M2, 5.89%, 9/25/2035 (j)	710	707
Fieldstone Mortgage Investment Trust Series 2006-2, Class 2A3, 5.68%, 7/25/2036 (j)	2,624	1,293
First Franklin Mortgage Loan Trust
Series 2006-FF8, Class M1, 5.51%, 7/25/2036 (j)	5,246	4,869
Series 2006-FF14, Class A5, 5.30%, 10/25/2036 (j)	5,068	4,959
Series 2006-FF13, Class A1, 5.38%, 10/25/2036 (j)	10,457	6,908

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Fremont Home Loan Trust
Series 2005-1, Class M6, 6.29%, 6/25/2035 (j)	4,124	3,185
Series 2006-1, Class 1A1, 5.45%, 4/25/2036 (j)	—	—
GSAA Home Equity Trust
Series 2005-9, Class M5, 6.11%, 8/25/2035 (j)	3,878	3,397
Series 2006-1, Class A2, 5.58%, 1/25/2036 (j)	3,799	1,209
Series 2006-19, Class A2, 5.50%, 12/25/2036 (j)	3,290	919
Series 2007-4, Class A1, 5.34%, 3/25/2037 (j)	994	299
Series 2007-2, Class AF4A, 6.48%, 3/25/2037 (k)	6,022	1,826
Series 2007-5, Class 1AV1, 5.24%, 5/25/2037 (j)	5,928	1,963
Series 2007-7, Class 1A2, 5.50%, 7/25/2037 (j)	780	735
GSAMP Trust
Series 2005-NC1, Class M2, 6.23%, 2/25/2035 (j)	5,962	5,548
Series 2005-WMC1, Class M1, 5.87%, 9/25/2035 (j)	1,487	1,431
Series 2006-FM1, Class A1, 5.46%, 4/25/2036 (j)	10,321	7,150
Series 2006-NC2, Class A1, 5.44%, 6/25/2036 (j)	4,715	2,564
Series 2006-FM3, Class A1, 5.28%, 11/25/2036 (j)	15,128	7,055
Series 2007-HE1, Class A2C, 5.29%, 3/25/2047 (j)	8,124	7,611
Home Equity Mortgage Loan Asset-Backed Trust Series 2004-B, Class M2, 4.73%, 11/25/2034 (j)	706	680
HSI Asset Securitization Corp. Trust
Series 2006-HE2, Class 2A3, 5.48%, 12/25/2036 (j)	21,670	5,778
Series 2007-NC1, Class A2, 5.16%, 4/25/2037 (j)	6,654	4,583
Series 2007-NC1, Class A3, 5.32%, 4/25/2037 (j)	2,982	2,061
Series 2007-NC1, Class A4, 5.42%, 4/25/2037 (j)	3,910	2,722
Long Beach Mortgage Loan Trust
Series 2004-3, Class M1, 5.99%, 7/25/2034 (j)	666	638
Series 2006-11, Class 1A, 5.30%, 12/25/2036 (j)	13,162	8,979
Series 2006-2, Class 2A3, 5.52%, 3/25/2046 (j)	38,942	14,279
MASTR Asset-Backed Securities Trust
Series 2006-HE4, Class A2, 5.36%, 11/25/2036 (j)	5,061	1,648
Series 2006-HE4, Class A3, 5.44%, 11/25/2036 (j)	6,489	2,119
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-5, Class 1A, 5.99%, 10/25/2037 (j)	22,888	14,354
Merrill Lynch Mortgage Investors Trust
Series 2006-RM2, Class A1A, 5.51%, 5/25/2037 (j)	11,864	3,337
Series 2006-MLN1, Class A2C, 5.48%, 7/25/2037 (j)	23,591	10,506
Morgan Stanley ABS Capital I, Inc. Trust
Series 2007-HE1, Class A1, 5.27%, 11/25/2036 (j)	4,121	2,665
Series 2007-HE7, Class A2B, 6.14%, 7/25/2037 (j)	1,058	1,024
Nationstar Home Equity Loan Trust Series 2007-A, Class M3, 5.44%, 3/25/2037 (j)	1,800	1,533
New Century Home Equity Loan Trust
Series 2003-5, Class AI7, 4.81%, 11/25/2033 (j)	1	1
Series 2005-1, Class M6, 6.34%, 3/25/2035 (j)	3,955	3,399
Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2006-HE1, Class M1, 5.75%, 2/25/2036 (j)	104	104
NovaStar Mortgage Funding Trust
Series 2006-4, Class A2C, 5.44%, 9/25/2036 (j)	9,793	4,191
Series 2006-4, Class A2D, 5.64%, 9/25/2036 (j)	3,705	1,586
Series 2006-5, Class A2C, 5.48%, 11/25/2036 (j)	7,898	2,673
Series 2007-1, Class A1A, 5.27%, 3/25/2037 (j)	14,574	9,640

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Option One Mortgage Loan Trust
Series 2004-3, Class M2, 5.99%, 11/25/2034 (j)	441	428
Series 2005-3, Class M2, 5.87%, 8/25/2035 (j)	125	125
RAMP Trust Series 2005-EFC6, Class M4, 4.33%, 11/25/2035 (j)	2,540	2,250
Saxon Asset Securities Trust
Series 2002-3, Class AF6, 5.41%, 5/25/2031 (k)	791	737
Series 2005-3, Class M4, 1.74%, 11/25/2035 (j)	3,380	2,717
Securitized Asset-Backed Receivables LLC Trust
Series 2006-FR4, Class A1, 5.42%, 8/25/2036 (a) (j)	11,716	5,101
Series 2006-NC3, Class A1, 5.42%, 9/25/2036 (j)	9,420	5,952
Series 2006-WM2, Class A2A, 5.46%, 9/25/2036 (j)	16,092	10,948
Series 2007-NC2, Class A2B, 5.42%, 1/25/2037 (j)	2,754	2,308
Soundview Home Loan Trust
Series 2006-NLC1, Class A1, 5.26%, 11/25/2036 (a) (j)	1,133	324
Series 2006-NLC1, Class A2, 5.38%, 11/25/2036 (a) (j)	13,985	4,002
Series 2006-NLC1, Class A3, 5.48%, 11/25/2036 (a) (j)	1,092	312
Series 2006-NLC1, Class A4, 5.62%, 11/25/2036 (a) (j)	6,125	1,753
Series 2007-OPT3, Class 2A3, 5.32%, 8/25/2037 (j)	2,537	2,422
Specialty Underwriting & Residential Finance Trust Series 2006-BC5, Class A1, 5.42%, 11/25/2037 (j)	3,536	2,759
Structured Asset Investment Loan Trust Series 2005-HE3, Class M2, 5.87%, 9/25/2035 (j)	4,475	3,669
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-GEL4, Class M1, 5.71%, 10/25/2036 (a) (j)	1,870	1,799
Series 2006-BC5, Class A4, 5.48%, 12/25/2036 (j)	540	527
Terwin Mortgage Trust Series 2006-3, Class 2A2, 5.56%, 4/25/2037 (a) (j)	1,341	1,277
Total Asset-Backed Securities (Cost $349,779)		283,865
Collateralized Mortgage Obligations — 2.8%
Adjustable Rate Mortgage Trust
Series 2005-5, Class 5A1, 4.68%, 9/25/2035 (j)	2,146	1,745
Series 2005-10, Class 1A21, 4.47%, 1/25/2036 (j)	387	352
Alternative Loan Trust
Series 2004-5CB, Class 2A1, 5.00%, 5/25/2019	55	53
Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	16	15
Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	174	132
Series 2006-J3, Class 2A1, 4.75%, 12/25/2020	153	110
Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	126	109
Series 2006-J2, Class A1, 5.64%, 4/25/2036 (j)	2,420	977
Series 2006-24CB, Class A1, 6.00%, 8/25/2036	878	507
Series 2006-24CB, Class A23, 6.00%, 8/25/2036	1,582	913
Series 2006-25CB, Class A9, 6.00%, 10/25/2036	2,085	1,196
Series 2006-28CB, Class A17, 6.00%, 10/25/2036	404	222
Series 2006-31CB, Class A3, 6.00%, 11/25/2036	1,386	856
Series 2006-41CB, Class 2A17, 6.00%, 1/25/2037	300	168
Series 2007-5CB, Class 1A31, 5.50%, 4/25/2037	438	238
American Home Mortgage Assets Trust
Series 2007-4, Class A4, 5.72%, 8/25/2037 (j)	3,421	3,056
Series 2006-2, Class 2A1, 5.52%, 9/25/2046 (j)	835	709
Angel Oak Mortgage Trust Series 2020-1, Class B1, 3.76%, 12/25/2059 (a) (j)	2,907	2,428

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Banc of America Alternative Loan Trust Series 2006-4, Class 2A1, 6.00%, 5/25/2021	227	201
Banc of America Funding Trust
Series 2005-1, Class 1A1, 5.50%, 2/25/2035	592	542
Series 2005-B, Class 3M1, 5.82%, 4/20/2035 (j)	1,451	1,432
Series 2006-1, Class 2A1, 5.50%, 1/25/2036	214	187
Series 2006-D, Class 5A2, 4.21%, 5/20/2036 (j)	334	292
Series 2014-R7, Class 2A1, 5.28%, 9/26/2036 (a) (j)	196	194
Series 2015-R4, Class 5A1, 5.00%, 10/25/2036 (a) (j)	2,605	2,580
Banc of America Mortgage Trust Series 2007-3, Class 1A1, 6.00%, 9/25/2037	1,142	999
Bear Stearns ARM Trust Series 2005-12, Class 22A1, 6.55%, 2/25/2036 (j)	1,852	1,746
Bear Stearns Asset-Backed Securities I Trust Series 2004-AC5, Class A1, 5.75%, 10/25/2034 (k)	1,630	1,517
Chase Mortgage Finance Trust Series 2005-S1, Class 1A15, 6.00%, 5/25/2035	619	597
CHL Mortgage Pass-Through Trust
Series 2005-21, Class A2, 5.50%, 10/25/2035	265	162
Series 2006-15, Class A1, 6.25%, 10/25/2036	1,010	525
Series 2006-20, Class 1A36, 5.75%, 2/25/2037	391	199
Series 2007-5, Class A6, 5.49%, 5/25/2037 (j)	1,050	406
Citicorp Mortgage Securities Trust Series 2007-5, Class 1A9, 6.00%, 6/25/2037	818	708
Citigroup Mortgage Loan Trust
Series 2014-11, Class 4A1, 5.24%, 7/25/2036 (a) (j)	367	362
Series 2014-10, Class 3A1, 5.42%, 7/25/2036 (a) (j)	143	142
Series 2014-10, Class 1A1, 3.64%, 11/25/2036 (a) (j)	749	734
Series 2014-10, Class 4A1, 5.19%, 2/25/2037 (a) (j)	2,052	1,986
Connecticut Avenue Securities Trust
Series 2019-R07, Class 1B1, 8.54%, 10/25/2039 (a) (j)	6,900	6,926
Series 2020-R02, Class 2B1, 8.14%, 1/25/2040 (a) (j)	34,142	32,471
Series 2020-R01, Class 1B1, 8.39%, 1/25/2040 (a) (j)	23,672	23,146
Series 2021-R01, Class 1B2, 10.97%, 10/25/2041 (a) (j)	18,550	17,417
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)
Series 2005-5, Class 1A1, 5.00%, 7/25/2020	11	11
Series 2005-7, Class 3A1, 5.00%, 8/25/2020	7	7
Series 2004-5, Class 4A1, 6.00%, 9/25/2034	623	601
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-AR2, Class A1, 5.44%, 3/25/2037 (j)	6,380	5,999
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
Series 2005-1, Class 2A1, 3.96%, 2/25/2020 (j)	74	72
Series 2005-1, Class 1A1, 5.64%, 2/25/2035 (j)	681	647
FHLMC STACR REMIC Trust
Series 2021-HQA1, Class B1, 7.97%, 8/25/2033 (a) (j)	14,158	13,047
Series 2021-HQA1, Class B2, 9.97%, 8/25/2033 (a) (j)	13,730	11,645
Series 2021-DNA1, Class B2, 9.72%, 1/25/2051 (a) (j)	8,195	7,134
FHLMC, REMIC
Series 5100, Class MI, IO, 3.50%, 9/25/2048	38,729	6,887
Series 5018, Class IH, IO, 3.50%, 10/25/2050	13,630	2,322
Series 5113, Class EI, IO, 3.50%, 6/25/2051	30,306	5,362
Series 5138, Class EI, IO, 3.50%, 9/25/2051	65,530	11,644
FNMA, Connecticut Avenue Securities Series 2021-R02, Class 2B2, 11.17%, 11/25/2041 (a) (j)	2,350	2,210
FNMA, REMIC
Series 2021-75, Class BI, IO, 3.50%, 11/25/2051	80,379	14,135

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2021-91, Class NI, IO, 3.50%, 1/25/2052	63,375	11,105
GCAT Trust
Series 2019-NQM3, Class A1, 2.69%, 11/25/2059 (a) (j)	4,307	3,994
Series 2020-NQM1, Class A1, 2.25%, 1/25/2060 (a) (k)	3,798	3,553
GSR Mortgage Loan Trust
Series 2006-9F, Class 9A1, 6.00%, 8/25/2021	19	15
Series 2006-2F, Class 2A1, 5.75%, 2/25/2036	838	749
Series 2006-3F, Class 2A7, 5.75%, 3/25/2036	557	515
HarborView Mortgage Loan Trust
Series 2004-9, Class 2A, 5.93%, 12/19/2034 (j)	349	291
Series 2006-9, Class 2A1A, 5.55%, 11/19/2036 (j)	2,483	2,092
Series 2007-1, Class 2A1A, 5.39%, 3/19/2037 (j)	—	—
Impac CMB Trust
Series 2004-6, Class 1A2, 5.92%, 10/25/2034 (j)	397	384
Series 2005-1, Class 2A1, 5.65%, 4/25/2035 (j)	4,099	3,787
JPMorgan Mortgage Trust Series 2005-S2, Class 4A3, 5.50%, 9/25/2020	456	291
JPMorgan Seasoned Mortgage Trust Series 2014-1, Class A2, 5.64%, 5/25/2033 (a) (j)	3,631	3,486
Lehman Mortgage Trust Series 2006-4, Class 3A1, 5.00%, 8/25/2021	35	31
MASTR Alternative Loan Trust
Series 2004-7, Class 10A1, 6.00%, 6/25/2034	516	485
Series 2005-5, Class 3A1, 5.75%, 8/25/2035	1,650	891
NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1, 6.50%, 3/25/2034 (a)	885	759
Nomura Resecuritization Trust Series 2015-2R, Class 4A1, 5.28%, 12/26/2036 (a) (j)	952	922
Prime Mortgage Trust Series 2005-2, Class 2A1, 5.94%, 10/25/2032 (j)	690	680
RALI Trust
Series 2003-QS20, Class CB, 5.00%, 11/25/2018 ‡	43	28
Series 2006-QS18, Class 3A3, 5.75%, 12/25/2036	11	6
Residential Asset Securitization Trust Series 2006-R1, Class A2, 5.54%, 1/25/2046 (j)	—	—
RFMSI Trust
Series 2005-SA2, Class 2A2, 4.66%, 6/25/2035 (j)	600	558
Series 2006-S9, Class A1, 6.25%, 9/25/2036	1,375	1,073
Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	985	769
Series 2006-SA4, Class 2A1, 5.20%, 11/25/2036 (j)	527	440
Series 2006-S12, Class 3A9, 5.75%, 12/25/2036	934	746
Series 2007-S2, Class A4, 6.00%, 2/25/2037	398	314
Series 2007-SA4, Class 3A1, 4.96%, 10/25/2037 (j)	7,573	4,686
Starwood Mortgage Residential Trust Series 2019-INV1, Class A3, 2.92%, 9/27/2049 (a) (j)	2,280	2,157
Thornburg Mortgage Securities Trust Series 2002-4, Class 3A, 3.78%, 12/25/2042 (j)	405	383
Towd Point Mortgage Trust
Series 2015-3, Class A4B, 3.50%, 3/25/2054 (a) (j)	22	22
Series 2019-HY2, Class A1, 6.14%, 5/25/2058 (a) (j)	6,524	6,496
Verus Securitization Trust Series 2020-1, Class B1, 3.62%, 1/25/2060 (a) (j)	1,998	1,430
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-7, Class 1A2, 5.59%, 9/25/2035 (j)	377	308
Series 2005-8, Class 1A8, 5.50%, 10/25/2035	61	57
Total Collateralized Mortgage Obligations (Cost $259,769)		244,483

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 1.4% (c) (l)
Aerospace & Defense — 0.0% ^
Spirit Aerosystems, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 9.55%, 1/15/2027	239	238
TransDigm Group Inc., 1st Lien Term Loan I (3-MONTH CME TERM SOFR + 3.25%), 8.15%, 8/24/2028	433	431
		669
Automobile Components — 0.0% ^
Adient US LLC, Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.52%, 4/10/2028	576	573
Truck Hero, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 8.90%, 1/31/2028	295	269
Wheel Pros, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.50%), 9.77%, 5/11/2028	504	312
		1,154
Beverages — 0.0% ^
Triton Water Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.66%, 3/31/2028	872	825
Broadline Retail — 0.0% ^
Getty Images, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 9.51%, 2/19/2026	383	383
GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 7.87%, 10/10/2025	741	730
Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 10.27%, 9/25/2026	907	519
		1,632
Building Products — 0.0% ^
Cabinetworks, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 9.41%, 5/17/2028	379	308
MI Windows & Doors, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.75%, 12/18/2027	275	270
Quikrete Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 8.15%, 3/19/2029	830	823
		1,401
Capital Markets — 0.0% ^
Duff & Phelps Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 8.65%, 4/9/2027	773	733
Intrado Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.00%), 9.05%, 1/31/2030	350	341
		1,074
Chemicals — 0.1%
Gates Global LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.75%, 3/31/2027	1,257	1,242
INEOS Enterprises Holdings Ltd., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.86%, 8/28/2026	920	915
PQ Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.65%, 6/9/2028	1,504	1,486
		3,643
Commercial Services & Supplies — 0.1%
Allied Universal Holdco LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.00%, 5/12/2028	749	702
API Group DE, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.52%, 10/1/2026	763	762
Conservice Midco LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.25%), 9.40%, 5/13/2027	426	421
Ensemble RCM LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 8.90%, 8/3/2026	1,099	1,097
Garda World Security Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.44%, 10/30/2026	625	615
Harsco Corp., Term Loan B-3 (1-MONTH CME TERM SOFR + 2.25%), 7.52%, 3/10/2028	473	457
Madison IAQ LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 8.30%, 6/21/2028	1,996	1,909
Nielsen Holdings plc, Term Loan B-3 (ICE LIBOR USD 1 Month + 3.75%), 8.90%, 3/6/2028	915	786
Prime Security Services Borrower LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 7.84%, 9/23/2026	1,364	1,354
		8,103

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Communications Equipment — 0.0% ^
Ciena Corporation, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.58%, 1/18/2030	538	537
CommScope, Inc., 1st Lien Term Loan B-2 (Netherlands) (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 4/6/2026	1,552	1,455
		1,992
Construction & Engineering — 0.0% ^
Osmose Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 8.40%, 6/23/2028	788	751
Pike Corp., Delayed Draw Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.27%, 1/21/2028	810	800
		1,551
Consumer Staples Distribution & Retail — 0.1%
Moran Foods LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 9.50%), 14.46%, 12/31/2026	3,094	2,166
Moran Foods, LLC, 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 7.25%), 12.21%, 6/30/2026	583	525
(3-MONTH CME TERM SOFR + 7.25%), 12.21%, 6/30/2026 ‡	1,815	1,452
United Natural Foods, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.52%, 10/22/2025	380	378
Utz Quality Foods LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.27%, 1/20/2028	260	259
		4,780
Containers & Packaging — 0.1%
Graham Packaging Co., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.27%, 8/4/2027	1,143	1,112
Pactiv Evergreen Group Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.52%, 9/24/2028	364	356
Reynolds Group Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.52%, 2/5/2026	590	586
Ring Container Technologies LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.65%, 8/12/2028	444	438
Tekni-Plex, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 9.16%, 9/15/2028	595	569
		3,061
Diversified Consumer Services — 0.0% ^
Interior Logic Group, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.75%, 4/3/2028	563	410
St. George's University Scholastic Services LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.50%, 2/10/2029	776	761
		1,171
Diversified Telecommunication Services — 0.0% ^
CenturyLink, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.52%, 3/15/2027	771	530
Intelsat Jackson Holdings SA, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.25%), 9.44%, 2/1/2029	969	951
Numericable U.S. LLC, 1st Lien Term Loan B-14 (France) (3-MONTH CME TERM SOFR + 5.50%), 10.49%, 8/15/2028	589	489
		1,970
Electric Utilities — 0.0% ^
Astoria Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.66%, 12/10/2027	336	332
Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.66%, 2/16/2026	648	626
Exelon Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 5.26%, 12/15/2027	862	854
PG&E Corp., Exit Term Loan (ICE LIBOR USD 1 Month + 3.00%), 8.19%, 6/23/2025	517	512
		2,324
Electrical Equipment — 0.1%
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.75%), 7.90%, 8/1/2025	1,543	1,525
Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 7.81%, 3/2/2027	1,175	1,155
		2,680
Electronic Equipment, Instruments & Components — 0.0% ^
Ingram Micro, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.66%, 6/30/2028	688	660

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Entertainment — 0.0% ^
Banijay Entertainment, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 8.69%, 3/1/2028	596	588
Delta 2 (Lux) SARL, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.15%, 1/15/2030	575	574
WMG Acquisition Corp., 1st Lien Term Loan G (ICE LIBOR USD 1 Month + 2.13%), 7.28%, 1/20/2028	1,178	1,166
		2,328
Food Products — 0.0% ^
Atkins Nutritionals, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.70%, 3/17/2027	1,043	1,038
B&G Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 7.52%, 10/10/2026	480	461
Shearer's Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 8.65%, 9/23/2027	401	388
		1,887
Ground Transportation — 0.0% ^
First Student Bidco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 8.14%, 7/21/2028	1,014	941
First Student Bidco, Inc., 1st Lien Term Loan C (ICE LIBOR USD 3 Month + 3.00%), 8.14%, 7/21/2028	379	352
Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 6/30/2028	678	670
Hertz Corp. (The), 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 6/30/2028	130	129
		2,092
Health Care Equipment & Supplies — 0.0% ^
Insulet Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.52%, 5/4/2028	1,243	1,238
Medline, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 10/23/2028	424	410
		1,648
Health Care Providers & Services — 0.1%
Envision Healthcare Corp., 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 3.75%), 8.65%, 3/31/2027	4,476	38
(3-MONTH CME TERM SOFR + 4.25%), 9.15%, 3/31/2027	1,832	266
ICON Luxembourg SARL, 1st Lien Term Loan B, (Luxembourg)
(3-MONTH CME TERM SOFR + 2.25%), 7.41%, 7/3/2028	658	657
(3-MONTH CME TERM SOFR + 2.25%), 7.41%, 7/3/2028	164	164
LifePoint Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 9.02%, 11/16/2025	348	304
Med Parentco. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 9.40%, 8/31/2026	762	703
Parexel International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 11/15/2028	1,035	1,000
Pathway Vet Alliance LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 8.90%, 3/31/2027	752	631
PCI Pharma, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 8.66%, 11/30/2027	436	417
Pearl Intermediate Parent LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 3.50%), 8.65%, 2/14/2025	453	428
U.S. Renal Care, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 10.02%, 6/26/2026	2,600	1,358
		5,966
Hotels, Restaurants & Leisure — 0.1%
IRB Holding Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.25%, 12/15/2027	887	859
UFC Holdings LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 2.75%), 8.05%, 4/29/2026	763	753
Whataburger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 8/3/2028	1,136	1,111
		2,723
Household Durables — 0.0% ^
KDC US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 8.77%, 12/22/2025	723	691
Traeger Grills, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 6/29/2028 (m)	308	253
		944

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Independent Power and Renewable Electricity Producers — 0.0% ^
Invenergy LLC, Term Loan (1-MONTH CME TERM SOFR + 3.75%), 9.02%, 8/28/2025	264	262
Insurance — 0.0% ^
Asurion LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 7/31/2027	348	315
Asurion LLC, 1st Lien Term Loan B-11 (1-MONTH CME TERM SOFR + 4.25%), 9.50%, 8/19/2028	626	576
Asurion LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 5.25%), 10.40%, 1/31/2028	535	439
HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%), 8.14%, 4/25/2025	894	886
USI, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 8.65%, 11/22/2029	421	414
		2,630
IT Services — 0.0% ^
Ancestry.com, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.50%, 12/6/2027	759	703
Virtusa Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 9.33%, 2/11/2028	441	433
		1,136
Leisure Products — 0.0% ^
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2023 ‡ (h)	2,610	285
Hercules Achievement, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.27%, 12/15/2026	1,264	1,173
		1,458
Life Sciences Tools & Services — 0.0% ^
Albany Molecular Research, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.75%), 8.90%, 8/30/2026	271	227
Avantor Funding, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.50%, 11/8/2027	703	701
		928
Machinery — 0.1%
Alliance Laundry Systems LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.56%, 10/8/2027	1,500	1,482
Gemini HDPE LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.31%, 12/31/2027	1,016	1,010
Sundyne, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 9.40%, 3/17/2027	916	884
Thyssenkrupp Elevator, 1st Lien Term Loan B-1 (Germany) (ICE LIBOR USD 6 Month + 3.50%), 8.60%, 7/30/2027	365	352
Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 8.15%, 3/28/2025	1,437	1,360
		5,088
Media — 0.1%
Altice Financing SA, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.00%), 9.99%, 10/28/2027	689	640
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.81%, 8/21/2026	2,606	2,447
DirectV Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 10.15%, 8/2/2027	593	562
E.W. Scripps Co., 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 2.75%), 8.02%, 1/7/2028	1,079	1,019
iHeartCommunications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 8.15%, 5/1/2026	1,147	894
iHeartCommunications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 5/1/2026	638	499
Summer (BC) Holdco B SARL, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.50%), 9.66%, 12/4/2026	516	477
		6,538
Oil, Gas & Consumable Fuels — 0.1%
Buckeye Partners LP, 1st Lien Term Loan B-1 (ICE LIBOR USD 1 Month + 2.25%), 7.28%, 11/1/2026	745	735
EPIC Crude Services LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 10.48%, 3/2/2026	6,832	6,348
WhiteWater Whistler Holdings, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.15%, 2/15/2030	585	583
		7,666

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Personal Care Products — 0.1%
Conair Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.91%, 5/17/2028	603	557
Nestle Skin Health SA, Term Loan B (Luxembourg) (ICE LIBOR USD 3 Month + 3.75%), 8.91%, 10/1/2026	6,169	6,010
		6,567
Pharmaceuticals — 0.0% ^
Jazz Pharmaceuticals plc, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.65%, 5/5/2028	526	524
Professional Services — 0.0% ^
Star Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.41%, 2/6/2026	808	802
Semiconductors & Semiconductor Equipment — 0.0% ^
Brooks Automation, 2nd Lien Term Loan (1-MONTH SOFR + 5.60%), 10.49%, 2/1/2030	251	220
Software — 0.1%
Camelot Finance LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.02%, 10/30/2026	654	646
Consilio, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 9.15%, 5/12/2028	955	898
DigiCert, 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 4.00%), 9.26%, 10/16/2026	596	582
(3-MONTH CME TERM SOFR + 7.00%), 12.26%, 2/19/2029	445	407
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 9.07%, 12/1/2027	925	901
ION Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 8.83%, 3/11/2028	555	535
Netsmart Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 9.15%, 10/1/2027	627	616
Project Boost Purchaser LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.65%, 6/1/2026	761	748
Proofpoint, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.40%, 8/31/2028	563	543
RealPage, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 8.15%, 4/24/2028	532	511
ThoughtWorks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 7.65%, 3/24/2028	191	189
Ultimate Software Group, Inc. (The), 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.25%), 8.27%, 5/4/2026	1,535	1,472
		8,048
Specialty Retail — 0.2%
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 8.90%, 10/19/2027	660	648
Claire's Stores, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 6.50%), 11.75%, 12/18/2026 (n)	7,384	6,821
Leslie's Poolmart, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.00%, 3/9/2028	1,143	1,131
Petco Health and Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.41%, 3/3/2028	835	817
PrimeSource, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 8.52%, 12/28/2027	834	780
Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 9.65%, 12/22/2025	12,025	7,696
Serta Simmons Bedding LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.50%), 12.27%, 8/10/2023	716	392
Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 10.30%, 4/16/2026	1,168	993
		19,278
Textiles, Apparel & Luxury Goods — 0.0% ^
Birkenstock, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.59%, 4/28/2028	627	617
Total Loan Assignments (Cost $131,682)		118,040
Private Placements — 0.3%
Commercial Loans — 0.3%
8995 Collins LLC (ICE LIBOR USD 1 Month + 7.50%), 0.00%, 6/4/2024 ‡ (c) (h) (Cost $30,600)	30,600	29,743

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 0.2%
Broadline Retail — 0.0% ^
Moran Foods Backstop Equity ‡ *	173	431
MYT Holding LLC ‡ *	1,412	671
		1,102
Commercial Services & Supplies — 0.0% ^
Remington LLC ‡ *	10,425	—
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	213	—
Diversified Telecommunication Services — 0.0% ^
Frontier Communications Parent, Inc. *	124	1,846
Energy Equipment & Services — 0.0% ^
Telford Offshore Holdings Ltd. (Cayman Islands) ‡ *	204	—
Health Care Providers & Services — 0.0% ^
International Oncology Care, Inc. ‡ *	158	2,246
Independent Power and Renewable Electricity Producers — 0.0% ^
Vistra Corp.	9	226
Media — 0.0% ^
iHeartMedia, Inc., Class A *	71	167
Oil, Gas & Consumable Fuels — 0.0% ^
Chesapeake Energy Corp.	7	533
EP Energy Corp. ‡ *	106	796
Gulfport Energy Corp. *	2	136
Nine Point Energy Holdings, Inc. ‡ *	10,112	—
		1,465
Pharmaceuticals — 0.0% ^
Mallinckrodt plc *	71	195
Professional Services — 0.1%
NMG, Inc. ‡ *	52	6,835
Specialty Retail — 0.0% ^
Claire's Stores, Inc. ‡ *	6	1,756
Wireless Telecommunication Services — 0.1%
Intelsat SA (Luxembourg) ‡ *	129	3,360
Total Common Stocks (Cost $20,871)		19,198
Convertible Preferred Stocks — 0.1%
Specialty Retail — 0.1%
Claire's Stores, Inc. ‡ * (Cost $1,304)	5	11,029
	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 0.0% ^
Harvest Commercial Capital Loan Trust Series 2019-1, Class M4, 4.64%, 9/25/2046 (a) (j) (Cost $3,552)	3,555	3,257

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Preferred Stocks — 0.0% ^
Broadline Retail — 0.0% ^
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	2,436	1,979
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	253	—
Total Preferred Stocks (Cost $3,207)		1,979
	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.0% ^
Media — 0.0% ^
DISH Network Corp. 3.38%, 8/15/2026	1,190	534
Oil, Gas & Consumable Fuels — 0.0% ^
Gulfport Energy Corp. 10.00% (Cash), 7/10/2023 ‡ (b) (e) (f)	—	561
Total Convertible Bonds (Cost $1,143)		1,095
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD ‡ *	—	3
Entertainment — 0.0% ^
Cineworld Group expiring 11/23/2025, price 4,149.00 GBP *	67	—
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ *	34	776
Total Warrants (Cost $—)		779
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025 (Luxembourg) ‡ * (Cost $— )	27	—
	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 69.4%
Commercial Paper — 0.9%
Bank of Nova Scotia (The) (Canada) (SOFR + 0.55%), 5.61%, 6/1/2023 (c) (Cost $75,000)	75,000	75,001

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 67.6%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.97% (o) (p) (Cost $5,888,520)	5,888,520	5,888,520
	PRINCIPAL AMOUNT ($000)
Repurchase Agreements — 0.7%
BofA Securities, Inc., 5.44%, dated 5/31/2023, due 8/25/2023, repurchase price $65,845, collateralized by FHLMC, 3.65%, due 10/25/2059, with the value of $70,200. (Cost $65,000)	65,000	65,000
U.S. Treasury Obligations — 0.2%
U.S. Treasury Bills, 5.08%, 9/5/2023 (q) (r) (Cost $14,079)	14,269	14,077
Total Short-Term Investments (Cost $6,042,599)		6,042,598
Total Investments — 108.8% (Cost $9,595,967)		9,477,170
Liabilities in Excess of Other Assets — (8.8)%		(767,467)
NET ASSETS — 100.0%		8,709,703

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
CME	Chicago Mercantile Exchange
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of May 31, 2023.
(d)
Contingent Capital security (“CoCo”). CoCos are hybrid debt securities that may be convertible into equity or may be written down if a pre-specified trigger event occurs. The total value of aggregate CoCo holdings at May 31, 2023 is $61,568 or 0.71% of the Fund’s net assets as of May 31, 2023.

(e)	Security is an interest bearing note with preferred security characteristics.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(f)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of May 31, 2023.

(g)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(h)	Defaulted security.
(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of May 31, 2023.

(k)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of May 31, 2023.

(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(m)	All or a portion of this security is unsettled as of May 31, 2023. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(n)	Fund is subject to legal or contractual restrictions on the resale of the security.
(o)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(p)	The rate shown is the current yield as of May 31, 2023.
(q)	The rate shown is the effective yield as of May 31, 2023.
(r)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
TBA Short Commitment

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($000)	VALUE ($000)
FNMA / FHLMC UMBS, Single Family, 15 Year
TBA, 3.00%, 6/25/2038(a)	(86,568)	(81,626)
TBA, 3.00%, 7/25/2038(a)	(86,568)	(81,707)
FNMA / FHLMC UMBS, Single Family, 30 Year
TBA, 2.00%, 6/25/2053(a)	(86,568)	(71,220)
TBA, 6.00%, 7/25/2053(a)	(562,614)	(569,207)
(Proceeds received of $807,736)		(803,760)

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
Futures contracts outstanding as of May 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury Ultra Bond	234	09/20/2023	USD	32,095	158
Short Contracts
U.S. Treasury 10 Year Note	(2,658)	09/20/2023	USD	(304,216)	(865)
U.S. Treasury 5 Year Note	(3,362)	09/29/2023	USD	(366,642)	(908)
(1,773)
(1,615)

Abbreviations
USD	United States Dollar

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
Forward foreign currency exchange contracts outstanding as of May 31, 2023 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	16,695	EUR	15,179	Royal Bank of Canada	7/5/2023	438
Total unrealized appreciation						438
JPY	847,930	USD	6,174	Barclays Bank plc	7/20/2023	(42)
JPY	3,391,720	USD	25,599	State Street Corp.	7/20/2023	(1,069)
Total unrealized depreciation						(1,111)
Net unrealized depreciation						(673)

Abbreviations
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
Over-the-Counter ("OTC") Credit default swap contracts outstanding — buy protection (*) as of May 31, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.73	USD14,170	2,771	(2,425)	346
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.73	USD6,970	1,310	(1,140)	170
ABX.HE.AAA.06-2	0.11	Monthly	Barclays Bank plc	5/25/2046	0.73	USD13,370	3,973	(3,646)	327
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.73	USD6,600	1,840	(1,679)	161
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.73	USD13,380	3,404	(3,077)	327
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	70.00	USD6,900	5,855	(5,854)	1
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	70.00	USD10,550	8,434	(8,432)	2
							27,587	(26,253)	1,334

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
ABX	Asset-Backed Securities Index
CMBX	Commercial Mortgage-Backed Securities Index
USD	United States Dollar

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of May 31, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.40-V1	5.00	Quarterly	6/20/2028	4.73	USD42,550	126	(1,011)	(885)
CDX.NA.HY.40-V1	5.00	Quarterly	6/20/2028	4.73	USD87,600	292	(2,115)	(1,823)
CDX.NA.IG.40-V1	1.00	Quarterly	6/20/2028	0.75	USD454,650	(3,397)	(2,625)	(6,022)
iTraxx.Europe.Main.38-V1	1.00	Quarterly	6/20/2028	0.82	EUR148,000	(908)	(713)	(1,621)
						(3,887)	(6,464)	(10,351)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
EUR	Euro
USD	United States Dollar
Summary of total OTC swap contracts outstanding as of May 31, 2023 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	27,587	1,334

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Certain short term investments may be valued using the amortized cost method, provided it approximates the fair market value of the investment. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can generally be expected to vary inversely with changes in prevailing interest rates.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values ("NAV") per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at May 31, 2023.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$283,865	$—	$283,865
Collateralized Mortgage Obligations	—	244,455	28	244,483
Commercial Mortgage-Backed Securities	—	3,257	—	3,257
Common Stocks
Broadline Retail	—	—	1,102	1,102
Commercial Services & Supplies	—	—	— (a)	— (a)
Communications Equipment	—	—	— (a)	— (a)
Diversified Telecommunication Services	1,846	—	—	1,846
Energy Equipment & Services	—	—	— (a)	— (a)
Health Care Providers & Services	—	—	2,246	2,246
Independent Power and Renewable Electricity Producers	226	—	—	226
Media	167	—	—	167
Oil, Gas & Consumable Fuels	669	—	796	1,465
Pharmaceuticals	195	—	—	195
Professional Services	—	—	6,835	6,835
Specialty Retail	—	—	1,756	1,756
Wireless Telecommunication Services	—	—	3,360	3,360
Total Common Stocks	3,103	—	16,095	19,198
Convertible Bonds
Media	—	534	—	534
Oil, Gas & Consumable Fuels	—	—	561	561
Total Convertible Bonds	—	534	561	1,095
Convertible Preferred Stocks	—	—	11,029	11,029
Corporate Bonds
Aerospace & Defense	—	151	—	151
Automobile Components	—	13,966	—	13,966
Automobiles	—	43,817	—	43,817
Banks	—	824,475	—	824,475
Beverages	—	22,112	—	22,112
Broadline Retail	—	1,619	—	1,619
Capital Markets	—	347,553	—	347,553
Chemicals	—	933	—	933
Consumer Finance	—	182,296	—	182,296

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Consumer Staples Distribution & Retail	$—	$954	$—	$954
Diversified Telecommunication Services	—	89,703	1	89,704
Electric Utilities	—	100,532	—	100,532
Energy Equipment & Services	—	354	—	354
Food Products	—	8,241	—	8,241
Ground Transportation	—	290	—	290
Health Care Providers & Services	—	4,588	—	4,588
Hotels, Restaurants & Leisure	—	33,272	—	33,272
Household Products	—	282	—	282
Insurance	—	132,886	—	132,886
Media	—	6,735	—	6,735
Multi-Utilities	—	73,140	—	73,140
Oil, Gas & Consumable Fuels	—	25,505	—	25,505
Personal Care Products	—	—	—(a )	—(a )
Pharmaceuticals	—	16,263	—	16,263
Specialty Retail	—	3,303	—	3,303
Total Corporate Bonds	—	1,932,970	1	1,932,971
Loan Assignments
Aerospace & Defense	—	669	—	669
Automobile Components	—	1,154	—	1,154
Beverages	—	825	—	825
Broadline Retail	—	1,632	—	1,632
Building Products	—	1,401	—	1,401
Capital Markets	—	1,074	—	1,074
Chemicals	—	3,643	—	3,643
Commercial Services & Supplies	—	8,103	—	8,103
Communications Equipment	—	1,992	—	1,992
Construction & Engineering	—	1,551	—	1,551
Consumer Staples Distribution & Retail	—	3,328	1,452	4,780
Containers & Packaging	—	3,061	—	3,061
Diversified Consumer Services	—	1,171	—	1,171
Diversified Telecommunication Services	—	1,970	—	1,970
Electric Utilities	—	2,324	—	2,324
Electrical Equipment	—	2,680	—	2,680
Electronic Equipment, Instruments & Components	—	660	—	660
Entertainment	—	2,328	—	2,328
Food Products	—	1,887	—	1,887
Ground Transportation	—	2,092	—	2,092
Health Care Equipment & Supplies	—	1,648	—	1,648
Health Care Providers & Services	—	5,966	—	5,966
Hotels, Restaurants & Leisure	—	2,723	—	2,723
Household Durables	—	944	—	944
Independent Power and Renewable Electricity Producers	—	262	—	262
Insurance	—	2,630	—	2,630
IT Services	—	1,136	—	1,136
Leisure Products	—	1,173	285	1,458
Life Sciences Tools & Services	—	928	—	928

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Machinery	$—	$5,088	$—	$5,088
Media	—	6,538	—	6,538
Oil, Gas & Consumable Fuels	—	7,666	—	7,666
Personal Care Products	—	6,567	—	6,567
Pharmaceuticals	—	524	—	524
Professional Services	—	802	—	802
Semiconductors & Semiconductor Equipment	—	220	—	220
Software	—	8,048	—	8,048
Specialty Retail	—	19,278	—	19,278
Textiles, Apparel & Luxury Goods	—	617	—	617
Total Loan Assignments	—	116,303	1,737	118,040
Mortgage-Backed Securities	—	788,133	—	788,133
Preferred Stocks	—	—	1,979	1,979
Private Placements	—	—	29,743	29,743
Rights	—	—	— (a)	— (a)
Warrants
Diversified Telecommunication Services	—	—	3	3
Entertainment	—	— (a)	—	— (a)
Media	—	—	776	776
Total Warrants	—	— (a)	779	779
Short-Term Investments
Commercial Paper	—	75,001	—	75,001
Investment Companies	5,888,520	—	—	5,888,520
Repurchase Agreements	—	65,000	—	65,000
U.S. Treasury Obligations	—	14,077	—	14,077
Total Short-Term Investments	5,888,520	154,078	—	6,042,598
Total Investments in Securities	$5,891,623	$3,523,595	$61,952	$9,477,170
Liabilities
TBA Short Commitment	$—	$(803,760)	$—	$(803,760)
Total Liabilities in Securities Sold Short	$—	$(803,760)	$—	$(803,760)
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$438	$—	$438
Futures Contracts	158	—	—	158
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(1,111)	—	(1,111)
Futures Contracts	(1,773)	—	—	(1,773)
Swaps	—	(32,717)	—	(32,717)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1,615)	$(33,390)	$—	$(35,005)

(a)	Amount rounds to less than one thousand.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2023
Investments in Securities:
Collateralized Mortgage Obligations	$—	$—	$— (a)	$—	$—	$—	$28	$—	$28
Common Stocks	17,501	106	(1,406)	—	—	(106)	—	—	16,095
Convertible Bonds	383	—	178	—	—	—	—	—	561
Convertible Preferred Stocks	10,422	—	607	—	—	—	—	—	11,029
Corporate Bonds	1	44	—	—	—	(44)	—	—	1
Loan Assignments	285	—	(26)	26	—	—	1,452	—	1,737
Preferred Stocks	2,182	—	(203)	—	—	—	—	—	1,979
Private Placements	29,590	—	153	—	—	—	—	—	29,743
Rights	— (a)	—	—	—	—	—	—	—	— (a)
Warrants	1,037	—	(258)	—	—	—	—	—	779
Total	$61,401	$150	$(955)	$26	$—	$(150)	$1,480	$—	$61,952

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at May 31, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(955).
There were no significant transfers into or out of level 3 for the period ended May 31, 2023.
The significant unobservable inputs used in the fair value measurement of the Fund's investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at May 31, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
	$2,246	Market Comparable Companies	EBITDA Multiple (b)	5.0x - 5.04x (5.04x)
	- (c)	Terms of Restructuring	Expected Recovery	$0.00 ($0.00)

Common Stocks	2,246
	- (c)	Market Comparable Companies	EBITDA Multiple (b)	5.0x (5.0x)
			Liquidity Discount	30.00% (30.00%)
Preferred Stocks	- (c)
	561	Terms of Restructuring	Liquidation Preference	71.43x (71.43x)

Convertible Bonds	561
	28	Discounted Cash Flow	Constant Prepayment Rate	1.00% (1.00%)
			Constant Default Rate	24.27% (24.27%)
			Yield (Discount Rate of Cash Flows)	9.57% (9.57%)

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	Fair Value at May 31, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(a)
Collateralized Mortgage Obligations	28
	29,743	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	9.71% (9.71%)

Private Placements	29,743
	284	Terms of Restructuring	Expected Recovery	10.90% (10.90%)

Loan Assignments	284
	- (c)	Pending Distribution Amount	Expected Recovery	$0.01 ($0.01)

Rights	- (c)
Total	$32,862

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At May 31, 2023, the value of these investments was $29,090. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Amount rounds to less than one thousand.
The Fund utilizes internal pricing matrices to derive a fair value for privately-placed mortgage loans on commercial, multi-family and cooperative apartment properties. These matrices utilize third-party broker indications of a yield spread over several maturities of Treasuries. Each mortgage loan is aligned with the appropriate pricing matrix based on sector, credit quality and average life. The daily fair value for these mortgage loans is calculated using the loan’s cash flows, discounted by a rate, which is compromised of the Treasury yield curve point plus the corresponding matrix yield spread. As of May 31, 2023, the total market value of matrix-priced securities represents 0.3% of the Fund's net assets.
B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund, which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended May 31, 2023
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at May 31, 2023	Shares at May 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.97% (a) (b)	$5,123,148	$1,274,725	$509,353	$—	$—	$5,888,520	5,888,520	$65,186	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of May 31, 2023.
C. Derivatives — The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its posi

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
tion(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes (1) — (3) below describe the various derivatives used by the Fund.
(1). Futures Contracts — The Fund used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.
The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2). Forward Foreign Currency Exchange Contracts— The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
(3). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.